Delaware Diversified Growth Fund
--------------------------------
1999 Annual Shareholder Report

November 22, 1999

Dear Shareholder:

A New Name and a New Strategy
As we mentioned in your semi-annual report on April 24, 1999, Capital Appreciation Fund changed its name on April 16, 1999 to the Delaware Diversified Growth Fund. Your Fund also changed its investment objective. Delaware Diversified Growth Fund focuses on stocks of large cap growth companies, rather than on a blend of small cap growth and large cap value companies. The Fund's new investment objective is as follows:

Delaware Diversified Growth Fund seeks to achieve its objective by investing, under normal market conditions, primarily in equity securities of large-sized companies that the portfolio manager believes exhibit growth potential that significantly exceeds the average anticipated growth rate of companies included in the Standard & Poor's 500(R) Composite Stock Price Index. The Fund will generally consider large-sized companies to include those in the Russell 1000 Growth Index.

The Fund management team is now headed by J. Paul Dokas and Robert Ginsberg whose biographies are listed below.

J. Paul Dokas, CFA
Vice President, Portfolio Manager and Senior Research Analyst Mr. Dokas is responsible for producing quantitative research used to develop new global investment services, refine existing services and make asset-allocation decisions. He joined Delaware in 1997. He previously was Director of Trust Investment Management at Bell Atlantic Corporation. He earned a Bachelor's Degree from Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a CFA Charterholder.

Robert E. Ginsberg
Assistant Vice President, Quantitative Analyst
Mr. Ginsberg graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a degree in Economics and a concentration in Finance. Prior to joining Delaware in September of 1997, he was a Consultant at Andersen Consulting working primarily with financial services companies. At Delaware, Mr. Ginsberg handles diverse analytical responsibilities involving large capitalization stocks.


                                                             AR-133[9/99]CC11/99

A Disciplined Investment Strategy
Your Fund's management team now focuses primarily on equity securities of large-sized companies believed to exhibit growth potential that significantly exceeds the average anticipated growth rate of companies in the Standard & Poor's 500 Composite Stock Price Index. According to Mr. Dokas and Mr. Ginsberg, your Fund is broadly diversified, and held 105 stocks as of September 30, 1999. Stylistically, the Fund falls in the upper right hand corner of the Morningstar U.S. equity style box, which consists of large capitalization growth mutual funds.

To achieve its objective, Delaware Diversified Growth Fund first employs quantitative analysis and then fundamental analysis. From an initial investment universe of 1,000 companies, we use proprietary quantitative models to distill potential investments to 250 companies that then become candidates for fundamental research. These 250 stocks are eventually weeded down to 100-125 stocks that are considered excellent candidates for your Fund.

Economic Overview
Stocks were at their lowest point of 1998, on October 8, just as your Fund began its fiscal year. Then we saw the market rebound as three Federal Reserve interest-rate cuts sent many investments bouncing back from the financial losses suffered in the summer and fall of 1998.

Since that date, the stock market has recovered in dramatic fashion. The Dow Jones Industrial Average closed above both the 10,000 and 11,000 marks for the first time in the spring of 1999.

The success of the stock market in the spring and summer did, however, heighten inflationary concerns. The Federal Reserve responded by raising interest rates by 0.25% on June 30th, August 24th and November 16th. As of this writing, the Federal funds target rate on overnight loans between banks, stands at 5.50%. These three increases took back the last of three quarter-point reductions made in the fall of 1998 in response to the global financial crisis and returned the rate to its level 14 months ago.

Despite a strong 1999, the U.S. stock market suffered in the third quarter of 1999. Adding to the downturn were fears generated by consumer and manufacturing reports that suggested our economy might be overheating. These reports were enough to raise fears of inflation once again.

Your Fund's Performance
As of September 30, 1999, Delaware Diversified Growth Fund held 105 stocks, many of them blue-chip, household names, as shown on the next page. Computers/technology and health care/pharmaceuticals were your Fund's two largest sectors, respectively. The Fund intends to approximately match the sector weightings of the Russell 1000 Growth Index. However, over the past six months, we found healthcare stocks to be attractively priced and believed they offered excellent investment opportunities. Because of this, our sector weighting in health care stocks was slightly higher than that of the Russell 1000 Growth Index. Our weighting in the technology sector was also slightly higher than that of the Russell 1000 Growth Index.

We believe these two overweightings, in healthcare and technology, help to explain your Fund's outperformance of both the Russell 1000 Growth Index and the Standard & Poor's 500 Index for the six months starting April 30th and ending September 30, 1999. April 30th is fourteen days after your Fund changed its investment objective to its current focus on large cap growth companies.

For the one year ended September 30, 1999, Delaware Diversified Growth Fund provided a return of +15.52% (for Class A Shares with distributions reinvested at net asset value and not including sales charge). Over this longer time period, your Fund underperformed both of its new benchmark indexes, the Russell 1000 Growth Index and the Standard and Poor's 500 Index. This can be explained by the fact that under the Fund's prior investment objective it focused on small cap growth companies and large cap value companies.

Portfolio Highlights
September 30, 1999

                                    Delaware Diversified Growth        Russell 1000 Growth Index
Number of Holdings                  105                                526
P/E Ratio*                          35.16                              34.81
Median Market Capitalization        $1.33 billion                      $1.32 billion

*Price to earnings ratios are based on trailing earnings for the year ended September 30, 1999.

Top Ten Holdings
September 30, 1999
Company                                        Percent of Total Fund Assets
1.  Microsoft                                  5.65%
2.  General Electric                           5.44%
3.  Intel                                      4.84%
4.  Cisco Systems                              4.15%
5.  Lucent Technologies                        3.69%
6.  Pfizer                                     3.43%
7.  International Business Machines            3.23%
8.  Merck                                      3.03%
9.  America Online                             2.67%
10. Wal Mart Stores                            2.36%

Delaware Diversified Growth Fund Performance*
Total Returns

                                    Six Months Ended          One Year Ended            Since Inception
                                    September 30, 1999        September 30, 1999        12/02/96 - 9/30/99
                                                                                        (Annual Avg. Total Return)
Delaware Diversified Growth Fund
(Institutional Class and A Class
Shares Excluding Sales Charge)      +4.36%                    +15.52%                   +9.32%
A Class Shares Including Charge     -1.62%                    +8.86%                    +7.05%
Russell 1000 Growth Index           +0.04%                    +34.85%                   +25.15%
S&P 500 Index                       -0.29%                    +26.47%                   +21.85%

* The performance figures above include Delaware Diversified Growth Fund's change of investment objective on April 16, 1999 to a focus on large cap growth companies.

All performance shown assumes reinvestment of distributions. Past performance does not guarantee future results. No sales charge or 12b-1 fees were imposed on A Class shares for the periods shown and no B or C Class shares were offered. A fee waiver was in effect during this period. Performance would have been lower without the fee waiver. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The unmanaged Russell 1000 Growth Index is a measure of large capitalization company stocks that exhibit growth characteristics as defined by Frank Russell Company. The unmanaged Standard & Poor's 500 Index is a measure of 500 large capitalization company stocks. You cannot invest directly in an index.

Delaware Diversified Growth Fund's Lifetime Performance Please see the next page for a line graph on the Fund's performance since inception.

We believe a disciplined investment strategy can create a portfolio with very attractive risk/return characteristics and that consistent performance can result in superior long-term results. Thank you for your continued commitment to Delaware Investments and the Delaware Diversified Growth Fund.

Sincerely,

/s/ Wayne A. Stork
------------------------------------
Wayne A. Stork
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
------------------------------------
David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds

Delaware Diversified Growth Fund's Lifetime Performance
Growth of a $10,000 Investment
December 2, 1996 through September 30, 1999

Period           S&P 500      Russell 1000 Growth      Delaware Diversified Growth Fund
       12/2/96    $10,000                  $10,000                              $ 9,425
      12/31/96    $ 9,785                  $ 9,804                              $ 9,289
       6/30/97    $11,692                  $11,721                              $10,065
      11/30/97    $12,621                  $12,651                              $10,875
       3/31/98    $14,554                  $14,732                              $11,979
       9/30/98    $13,434                  $14,001                              $10,496
       3/31/99    $16,993                  $18,873                              $11,619
       9/30/99    $16,944                  $18,880                              $12,125


Chart assumes $10,000 invested on December 2, 1996 and includes the effect of a 5.75% sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results. The unmanaged Russell 1000 Growth Index is a measure of large capitalization company stocks that exhibit growth characteristics as defined by Frank Russell Company. The unmanaged Standard & Poor's 500 Index is a measure of 500 large capitalization company stocks. You cannot invest directly in an index.

Delaware Group Equity Funds IV, Inc. -
Delaware Diversified Growth Fund
Statement of Net Assets
September 30, 1999
                                                       Number of      Market
                                                         Shares        Value
                                                       ----------   ----------
 COMMON STOCK - 100.06%
 Aerospace & Defense - 1.77%
 Allied-Signal                                                800      $47,950
 General Dynamics                                             800       49,950
 United Technologies                                        1,600       94,900
                                                                     ---------
                                                                       192,800
                                                                     ---------
 Banking, Finance & Insurance - 3.61%
 American Express                                             800      107,700
 Citigroup                                                  1,400       61,600
 Federal Home Loan                                          2,100      109,200
 J.P. Morgan                                                  200       22,850
 MBNA                                                       2,100       47,906
 Morgan Stanley Dean Witter                                   500       44,594
                                                                     ---------
                                                                       393,850
                                                                     ---------
 Cable, Entertainment, Media & Publishing - 5.29%
*AT&T-Liberty Media                                         1,600       59,400
*CBS                                                        1,700       78,625
*Chris-Craft Industries                                       700       39,287
*Comcast                                                    1,400       55,781
 Walt Disney                                                1,600       41,400
 Gannett                                                      500       34,594
*MediaOne Group                                               700       47,819
 Time Warner                                                3,200      194,400
*Viacom                                                       600       25,350
                                                                     ---------
                                                                       576,656
                                                                     ---------
 Chemicals - 0.81%
 Avery Dennison                                               800       42,200
 Monsanto                                                   1,300       46,394
                                                                     ---------
                                                                        88,594
                                                                    ---------
 Computers & Technology - 19.70%
*America Online                                             2,800      291,200
*At Home                                                    1,600       66,300
*Cisco Systems                                              6,600      452,306
 CMGI                                                         700       71,750
 Compaq Computer                                            1,800       41,287
*Dell Computer                                              5,400      225,787
*EMC                                                        2,200      157,162
 First Data                                                   800       35,100
 Hewlett-Packard                                            1,600      147,200
 International Business Machine                             2,900      351,988
 Linear Technology                                            600       35,269
*Sun Microsystems                                           1,300      120,941
*3Com                                                       2,100       60,309
 Yahoo                                                        500       89,609
                                                                   -----------
                                                                     2,146,208
                                                                   -----------
 Consumer Products - 4.04%
 Colgate-Palmolive                                          1,200       54,900
 Corning                                                      800       54,850
 Gillette                                                   2,200       74,663
 Kimberly-Clark                                             1,300       68,250
 Procter & Gamble                                           2,000      187,500
                                                                   -----------
                                                                       440,163
                                                                   -----------

                                                     Number of        Market
                                                      Shares          Value
                                                   ------------   -------------
 Electronics & Electrical - 12.84%
 General Electric                                      5,000         $592,812
 Honeywell                                               500           55,656
 Intel                                                 7,100          527,841
*Solectron                                               800           57,450
 Symbol Technologies                                   1,300           43,713
 Texas Instruments                                     1,000           82,250
 Xilinx                                                  600           39,319
                                                                  -----------
                                                                    1,399,041
                                                                  -----------
 Energy - 0.84%
 Halliburton                                             900           36,900
 Transocean Offshore                                     800           24,500
 Williams                                                800           29,950
                                                                  -----------
                                                                       91,350
                                                                  -----------
 Environmental Services - 0.23%
 Waste Management                                      1,300           25,025
                                                                  -----------
                                                                       25,025
                                                                  -----------
 Food, Beverage & Tobacco - 4.19%
 Anheuser Busch                                          800           56,050
 Coca Cola                                             2,900          139,381
 General Mills                                           300           24,338
 McDonald's                                              800           34,400
 PepsiCo                                               2,800           84,700
 Philip Morris                                         2,400           82,050
 Sara Lee                                              1,500           35,156
                                                                  -----------
                                                                      456,075
                                                                  -----------
 Healthcare & Pharmaceuticals  - 17.08%
 Abbott Laboratories                                   2,900          106,575
 American Home Products                                1,400           58,100
*Amgen                                                 1,200           97,800
 Baxter International                                    500           30,125
*Biogen                                                  500           39,391
 Bristol-Myers Squibb                                  2,400          162,000
 Eli Lilly                                             2,500          160,000
*Guidant                                               1,300           69,713
 Johnson & Johnson                                     1,600          147,000
 Medtronic                                             1,400           49,700
 Merck & Company                                       5,100          330,544
 Pfizer                                               10,400          373,750
 Schering-Plough                                       4,200          183,225
 Warner-Lambert                                          800           53,100
                                                                  -----------
                                                                    1,861,023
                                                                  -----------
 Industrial Machinery - 0.71%
*Applied Materials                                     1,000           77,656
                                                                  -----------
                                                                       77,656
                                                                  -----------
 Paper & Forest Products - 0.26%
 Georgia-Pacific                                         700           28,350
                                                                  -----------
                                                                       28,350
                                                                  -----------
 Retail - 8.89%
 Amazon.com                                              400           31,962
*BJ's Wholesale Club                                     800           23,650
 Circuit City Stores                                   1,100           46,406
 CVS Corporation                                       1,600           65,300
 Dayton Hudson                                         1,600           96,100
 Gap                                                   1,950           62,400
 Home Depot                                            3,700          253,913
 Safeway                                               1,600           60,900
 Staples                                               1,600           34,900
 TJX                                                   1,300           36,481
 Wal-Mart Stores                                       5,400          256,838
                                                                  -----------
                                                                      968,850
                                                                  -----------




                                                                                           Number of         Market
                                                                                            Shares            Value
                                                                                        ---------------   -------------
 Shipping & Transportation - 0.25%
*FDX                                                                                                700        $27,125
                                                                                                           ------------
                                                                                                                27,125
                                                                                                           ------------
 Software - 9.15%
*BMC Software                                                                                       800         57,225
 Citrix Systems                                                                                     500         30,953
 Computer Associates International                                                                1,300         79,625
*Compuware                                                                                        1,800         46,856
 Microsoft                                                                                        6,800        616,038
 Oracle                                                                                           2,900        132,041
*PeopleSoft                                                                                       2,000         33,938
                                                                                                          ------------
                                                                                                               996,676
                                                                                                          ------------
 Telecommunications - 10.19%
 ALLTEL                                                                                             300         21,112
 Exodus Communications                                                                              300         21,628
*General Instrument                                                                               2,900        139,562
*Level 3 Communications                                                                             900         46,997
 Lucent Technologies                                                                              6,200        402,225
*MCI Worldcom                                                                                     3,000        215,531
 Nextel Communications                                                                              600         40,706
*QUALCOMM                                                                                           300         56,747
*Qwest Communications International                                                               2,100         62,081
 SBC Communications                                                                                 600         30,638
*Tellabs                                                                                            800         45,575
*Winstar Communications                                                                             700         27,453
                                                                                                          ------------
                                                                                                             1,110,255
                                                                                                          ------------
 Miscellaneous - 0.21%
*Cendant                                                                                          1,300         23,075
                                                                                                          ------------
                                                                                                                23,075
                                                                                                          ------------
 Total Common Stock (cost $10,590,736)                                                                      10,902,772
                                                                                                          ------------
                                                                                             Principal
                                                                                              Amount
                                                                                        ---------------
 Repurchase Agreements - 0.09%
 With J.P. Morgan Securities 5.20% 10/01/99
       (dated 09/30/99, collateralized by $1,200
       U.S. Treasury Notes 6.25% due 10/31/01,
       market value $1,191, and $700 U.S. Treasury
       Notes 6.375% due 08/15/02, market value $745,
       and $800 U.S. Treasury Notes 6.50% due
       08/31/01, market value $849)                                                              $2,730          2,730
 With PaineWebber 5.25% 10/01/99
       (dated 09/30/99, collateralized by $1,400 U.S. Treasury Bills 5.25% due
       12/09/99, market value $1,424 and $300 U.S. Treasury Notes 6.25% due
       01/31/02, market value $334 and $1,400 U.S. Treasury Notes 6.375% due
       03/31/01, market value $1,451 and $1,400 U.S. Treasury Notes 6.625% due
       11/30/00, market value $1,424)                                                             4,540          4,540
 With Prudential Securities 5.21% 10/01/99
       (dated 09/30/99, collateralized by $2,800
       U.S. Treasury Notes 6.375% due 09/30/01,
       market value $2,785).                                                                      2,730          2,730
                                                                                                          ------------
 Total Repurchase Agreements (cost $10,000)                                                                     10,000
                                                                                                          ------------
 TOTAL MARKET VALUE OF SECURITIES - 100.15%
       (cost $10,600,736)                                                                                  $10,912,772
 LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (0.15%)                                                     (16,780)
 NET ASSETS APPLICABLE TO  1,057,762 SHARES
                                                                                                          ------------
       ($0.01 Par Value) OUTSTANDING - 100.00%                                                             $10,895,992
                                                                                                          ============

 NET ASSET VALUE - DELAWARE DIVERSIFIED GROWTH FUND A CLASS
       ($10,090 / 980 SHARES)                                                                                   $10.30
                                                                                                          ============
 NET ASSET VALUE - DELAWARE DIVERSIFIED GROWTH FUND INSTITUTIONAL CLASS
       ($10,885,902 / 1,056,782 SHARES)                                                                         $10.30
                                                                                                          ============

-------------------------------
* Non-income producing security for the year ended September 30, 1999.


COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1999:
Common stock, $0.01 par value, 200,000,000 shares authorized to the Fund with 100,000,000 shares allocated to Delaware Diversified
       Growth Fund A Class, 25,000,000 shares allocated to Delaware Diversified
       Growth Fund B Class, 25,000,000 shares allocated to Delaware Diversified
       Growth Fund C Class and 50,000,000 shares
       allocated to Delaware Diversified Growth Fund Institutional Class                             $10,121,660
Undistributed net investment income                                                                       12,399
Accumulated net realized gain on investments                                                             449,897
Net unrealized appreciation of investments                                                               312,036
                                                                                                     -----------
Total net assets                                                                                     $10,895,992
                                                                                                     ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
DELAWARE DIVERSIFIED GROWTH FUND
Net asset value A Class (A)                                                                               $10.30
Sales charge (5.75% of offering price or 6.12% of the amount invested
       per share) (B)                                                                                       0.63
                                                                                                     -----------
Offering price                                                                                            $10.93
                                                                                                     ===========

-------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELAWARE DIVERSIFIED GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME:
Dividends                                                                            $32,202
Interest                                                                              18,800        $51,002
                                                                               -------------


EXPENSES:
Management fees                                                                       35,016
Professional fees                                                                      2,645
Dividend disbursing and transfer agent fees and expenses                               2,558
Directors' fees                                                                        1,854
Accounting and administration                                                          1,590
Registration fees                                                                      1,436
Reports and statements to shareholders                                                   293
Custodian fees                                                                           105
Distribution expenses                                                                     33
Other                                                                                    114
                                                                               -------------
                                                                                      45,644
Less expenses absorbed or waived                                                     (10,799)
Less expenses paid indirectly                                                           (216)
                                                                               -------------
Total expenses                                                                                       34,629
                                                                                             --------------

NET INVESTMENT INCOME                                                                                16,373
                                                                                             --------------

NET REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS:
Net realized gain on investments                                                                    486,713
Net change in unrealized appreciation/depreciation of investments                                   182,987
                                                                                             --------------

NET REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS                                                                               669,700
                                                                                             --------------

NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                                                                             $686,073
                                                                                             ==============


                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELAWARE DIVERSIFIED GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             YEAR ENDED       YEAR ENDED
                                                                                              9/30/1999       9/30/1998
                                                                                          --------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                                                          $16,373            $20,074
Net realized gain on investments                                                               486,713             44,489
Net change in unrealized appreciation/depreciation of investments                              182,987           (231,381)
                                                                                          --------------------------------
Net increase (decrease) in net assets resulting from operations                                686,073           (166,818)
                                                                                          --------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
       A Class                                                                                    (107)               (64)
       Institutional Class                                                                     (19,823)           (17,899)
Net realized gain on investments:
       A Class                                                                                       -               (354)
       Institutional Class                                                                           -            (99,154)
                                                                                          --------------------------------
                                                                                               (19,930)          (117,471)
                                                                                          --------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
       A Class                                                                                       -              5,336
       Institutional Class                                                                   7,975,000            151,001
Netasset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
       A Class                                                                                     107                418
       Institutional Class                                                                      19,823            117,053
                                                                                          --------------------------------
                                                                                             7,994,930            273,808
                                                                                          --------------------------------
Cost of shares repurchased:
       A Class                                                                                  (3,643)            (1,222)
       Institutional Class                                                                           -           (151,003)
                                                                                          --------------------------------
                                                                                                (3,643)          (152,225)
                                                                                          --------------------------------
Increase in net assets derived from capital
       share transactions                                                                    7,991,287            121,583
                                                                                          --------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                                        8,657,430           (162,706)

NET ASSETS:
Beginning of year                                                                            2,238,562          2,401,268
                                                                                          --------------------------------
End of year                                                                                $10,895,992         $2,238,562
                                                                                          ================================


                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELAWARE DIVERSIFIED GROWTH FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                                                  A Class
                                                                -------------------------------------------
                                                                                                  Period
                                                                                                12/02/96(1)
                                                               Year Ended       Year Ended          to
                                                                 09/30/99         09/30/98        09/30/97
                                                               ---------------------------------------------

Net asset value, beginning of period                               $8.990          $10.160           $8.500

Income (loss) from investment operations:
   Net investment income                                            0.036(2)         0.082 (2)        0.067
   Net realized and unrealized gain (loss) on investments           1.354           (0.755)           1.601
                                                               ---------------------------------------------
   Total from investment operations                                 1.390           (0.673)           1.668
                                                               ---------------------------------------------

Less dividends and distributions:
   Dividends from net investment income                            (0.080)          (0.076)          (0.008)
   Distributions from net realized gain on investments                  -           (0.421)               -
                                                               ---------------------------------------------
   Total dividends and distributions                               (0.080)          (0.497)          (0.008)
                                                               ---------------------------------------------

Net asset value, end of period                                    $10.300           $8.990          $10.160
                                                               =============================================

Total return (3)                                                   15.52%           (6.91%)          19.64%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                           $10              $12               $8
    Ratio of expenses to average net assets                         0.75%            0.75%            0.75%
    Ratio of expenses to average net assets prior to
    expense limitation
    and expenses paid indirectly                                    1.28%            2.28%            1.70%
    Ratio of net investment income to average net assets            0.36%            0.83%            0.91%
    Ratio of net investment income (loss) to average net
    assets prior to expense limitation
    and expenses paid indirectly                                   (0.17%)          (0.70%)          (0.03%)
    Portfolio turnover                                               120%             163%              84%

[RESTUBBED TABLE]

                                                                                  Institutional Class
                                                                      ---------------------------------------
                                                                                                    Period
                                                                                                  12/02/96(1)
                                                                      Year Ended     Year Ended       to
                                                                       09/30/99       09/30/98     09/30/97
                                                                      ---------------------------------------
Net asset value, beginning of period                                      $8.990        $10.160       $8.500

Income (loss) from investment operations:
   Net investment income                                                   0.036(2)       0.082(2)     0.067
   Net realized and unrealized gain (loss) on investments                  1.354         (0.755)       1.601
                                                                      ---------------------------------------
   Total from investment operations                                        1.390         (0.673)       1.668
                                                                      ---------------------------------------

Less dividends and distributions:
   Dividends from net investment income                                   (0.080)        (0.076)      (0.008)
   Distributions from net realized gain on investments                         -         (0.421)           -
                                                                      ---------------------------------------
   Total dividends and distributions                                      (0.080)        (0.497)      (0.008)
                                                                      ---------------------------------------

Net asset value, end of period                                           $10.300         $8.990      $10.160
                                                                      =======================================

Total return (3)                                                          15.52%         (6.91%)      19.64%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                              $10,886         $2,227       $2,393
    Ratio of expenses to average net assets                                0.75%          0.75%        0.75%
    Ratio of expenses to average net assets prior to
    expense limitation
    and expenses paid indirectly                                           0.98%          1.98%        1.40%
    Ratio of net investment income to average net assets                   0.36%          0.83%        0.91%
    Ratio of net investment income (loss) to average net
    assets prior to expense limitation
    and expenses paid indirectly                                           0.13%         (0.40%)       0.27%
    Portfolio turnover                                                      120%           163%          84%

-----------------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Computed based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELAWARE DIVERSIFIED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

Delaware Group Equity Funds IV, Inc. - (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers two series, the Delaware DelCap Fund and the Delaware Diversified Growth Fund. These financial statements and related notes pertain to the Delaware Diversified Growth Fund (the "Fund"). The Fund offers four classes of shares. The Delaware Diversified Growth Fund A Class carries a front-end sales charge of 5.75%. The Delaware Diversified Growth Fund B Class carries a back-end sales charge. The Delaware Diversified Growth Fund C Class carries a level load deferred sales charge and Delaware Diversified Growth Fund Institutional Class has no sales charge. As of September 30, 1999, only the Delaware Diversified Growth Fund A Class and the Delaware Diversified Growth Fund Institutional Class have commenced operations. The Fund's objective is to seek capital appreciation.

1.       Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation- Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value.

Federal Income Taxes- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $111 for the year ended September 30,1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $105 for the year ended September 30, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates

Commencing April 16, 1999, and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of the average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% in excess of $2,500 million. During the period April 1, 1999 to April 15, 1999 the Fund paid DMC an annual fee which was calculated at the rate of 0.75% on the first $500 million of the average daily net assets, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% in excess of $2,500 million. Prior to April 1, 1999, the Fund paid DMC an annual fee which was calculated at the rate of 0.75% on the first $500 million, 0.725% on the next $500 million and 0.70% in excess of $1,000 million. At September 30, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $5,451.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses, exceed 0.75% of average daily net assets of the Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At September 30, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $801.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. DDLP has elected voluntarily to waive such fees.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments

For the year ended September 30, 1999, the Fund made purchases of $13,533,885 and sales of $5,323,382 of investment securities other than U.S. government securities and temporary cash investments.

At September 30, 1999, net unrealized appreciation for federal income tax purposes aggregated $287,919 of which $751,938 related to unrealized appreciation of securities and $464,019 related to unrealized depreciation of securities. At September 30, 1999, the aggregate cost of securities for federal income tax purposes was $10,624,853.

4. Capital Stock

Transactions in capital stock shares were as follows:

                                                                     Year                Year
                                                                     Ended              Ended
                                                                    9/30/99            9/30/98
                                                                 -----------------------------
 Shares sold:
        A Class.........................................              --                  619
        Institutional Class.............................          806,946              14,862

Shares issued upon reinvestment of distributions
 from net investment income and
 net realized gain on investments:
       A Class..........................................               12                  44
       Institutional Class..............................            2,046              12,270
                                                                 -----------------------------
                                                                  809,004              27,795
                                                                 -----------------------------
Shares repurchased:
      A Class...........................................             (369)               (125)
      Institutional Class...............................               --             (14,862)
                                                                 -----------------------------
                                                                     (369)            (14,987)
                                                                 -----------------------------
Net increase............................................          808,635              12,808
                                                                 =============================

5.       Line of Credit

The Fund has a committed line of credit for $400,000. No amount was outstanding at September 30, 1999, or at any time during the fiscal year.



6.       Tax Information (unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 1999, the Fund designates as long term capital gains, ordinary income, and tax-exempt income distributions paid during the year as follows:

Long Term                  Ordinary         Tax               Total
Capital Gains              Income           Exempt           Distributions
Distributions              Distributions    Interest         (Tax Basis)
------------------------------------------------------------------------------
         -                    100.00%          -               100.00%

                         Report of Independent Auditors



To the Shareholders and Board of Directors
Delaware Group Equity Funds IV, Inc. - Delaware Diversified Growth Fund

We have audited the accompanying statement of net assets of Delaware Group Equity Funds IV, Inc. - Delaware Diversified Growth Fund (the "Fund") as of September 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds IV, Inc. - Delaware Diversified Growth Fund at September 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
November 8, 1999